Exhibit 10.2

AMENDMENT TO

LETTER OF INTENT TO ACQUIRE

INTERLOK KEY MANAGEMENT, LLC

For and in consideration of mutual benefit, the receipt of which is hereby acknowledged, Butte Highlands Mining Company, Inc. (“Butte Highlands”) and InterLock Key Management, LLC.(now Interlok Key Management, Inc.) (“INTERLOK”) (collectively, the “Parties”) hereby agree to revise Paragraph 6 of the June 16, 2016 Letter of Intent to acquire Interlok Key Management, LLC dated as follows:

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Formal Agreement.  The parties shall take such steps as may be necessary and use their best efforts to prepare and execute a definitive agreement as soon as possible, but in any event not later than September 1, 2016.  During this period, the parties will cooperate with each other and provide such documentation or information as may be necessary to permit the parties to complete reasonable due diligence with respect to the proposed Acquisition.

All other terms and conditions of the Letter of Intent shall remain in full force and effect.

Dated July 15, 2016

BUTTE HIGHLANDS MINING COMPANY, INC.

           /s/ Paul Hatfield

By:

Paul Hatfield

President and CEO

INTERLOK KEY MANAGEMENT, INC

           /s/ Jeff Barrett

By:

Jeff Barrett, President

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